: CSFAMCAR04DF.CDI #CMOVER_3.0D ASSET_BACKED_AUTOLOAN ! MAX_CF_VECTSIZE 620

K Kõ}à»à%y~□□P¿»Đî»□]!Ò0¿□àñ»T.MÒ<»ĐöâШNf2□,mÎt□Èn□Ö x□àvÏ!ö»ö
Köÿ3ô□<Ç□<Đ-Î6;Ö-ó K Kÿ=à»Đè□m.äÄÖ~-□þ»□Ä¿»ĐÑ'□yä□}ª
¿»Đ !mYä¿»Đ0»□MÍŽMà-ñ²»ÒÙÒĐ 6Ò□dô"Kÿ»T®-yæêæ}ô□^□□~þÖ ó<Đÿ□□¿äĐù»?]~Ò‡¿»àÅ»□%'×□[Z□¿
×□ù»□ÍÇÒ Kÿ□à»Đä□□ïÒ□f]ëÒ Þä□eám]□m.□±^~□.Þt XM÷ÄXÑ~reæÑĐxö
Kÿ»T]eå}éáx%ãMw°Òt□€□□□ßÒC~Ä[ïÙ¦'□nAR□ž&ÞäÖdíx'Z□M~□,ŸK K □Ò'°ã}[Z×T~¡‹½¿□àÒ
à»Đ÷□□%fâ»àĐ□□MÒäÇ\FQTFRĐ K □Ò'°ã}[Z×T~¡‹½¿□àÒ
à»àĐ□□%ä®»□□‹»Đd¢{ÌxpĐĐ$□ŸK K □2m®›□ÒPEäÅ"ÌÏÏÈ»□}1□¿»ä4G^□éÑñ=K
□Òd²Òë÷¯ÌÏÏ"ÌÏxpĐĐ$□ŸĐ^□È□ïÒÞ"ÄÈ¯ÌÏÏ¶¿ÄÙ»¨ŸKÿ□1†äÑĐ'¾Ï"ÌÏÏ□ĐïFĐ
jrx'ÒàÒÑçÑäx¼ÏÏ@C"fÙŸK Z¿»¿Ò·^ÒÑä'AÒFÒ¯ÌÏ|ÄK □Ò'°äw¿¡Y□Ò·!-n‹ÙdöVK
□Ò'°äÙäãÈäb¡‹□àÄ»□MĐ K
□ÒdàÙg{z¿ÙYïŸŸŸèëf(àÙç□‹éÑäxïïïÙïïï□"fdøÏÏÏAÒd¿í'^vòò'éàä'ï±ïïÏw"6□ÄK K
□Ò'°äñĐq"xn¯yN□‹Ø0»T.÷»?^¿»□ä'í‹Çùòä□}kÄ›□¿†"n}□Ù·Žò[¯ÒÇ□Ï}4ò›-j'¿é□dýöxÇô K
□Ò'°äñĐq"xn¯yN□‹Ø0»T.÷»?^¿»□ä'¿□ĐÒ»T}~ØPÒ®ùŠÏ¿ø□□]¿äârÒĐ'þÒCÄ¿ÄÈ»□□□□n¿ŸÑ□ñ□çXÑĐ'þñb
[~-Z¿ÙäN/}Ž!M~ò.]?"K □Ò'°ä¿Ø$®¿»¿Òø¿□àĐ»TMÒ¿ÒÒGĐ□ĐŸK
'ÈxæÈÒ^&ÒÍ~Ä[%Ïø¯]æ□T2-›ÿÿÿ ÿÿÿEÿÿÿ ÿß·R¿ÙäŠtÏF‹AÏÏ"ÏÏÏøÏÏÏ"ÏÏÙÞÒy.àÙÙ/ë·f¿¶Đdý·
K □Ò'°äïïÈ‹□¿äĐ•~‹»ĐÒä□}çÄ»□□à»Đdëý{Ï«
□Ò'°äïïÈ‹n¿äĐèÒÁ»□Mà»ĐWJ¿»ä¯»□MäŸ¿ÇĐŸK □Ò'°äïïÈ‹®¿äàÒé□ïþ{"ö K Z%æ
Mu.šÒé'ŽèÙÒ¯Lmø9Ï ªªžªªªuĐŸZ%æ
Mu.êY~R=çïïÙÏªªòªªª□ĐŸK □Ò'°äwMAãä¯q□ú□›Ml¯®ÙÄò.¯M□ĐñÙÄÏ□¯^Ò K
□Ò'°ä¿èÅ»□-q}¿»äÒ»□"ç÷»?□¿»□dý{ø0 K Z¿»¿ÒT'□þº»¿Ò¯"Ù&]¿†ä"¿ïµŸ
¿»□¶çä□¿ø»T□äÙ□□^M¥»□□‹»Đd€fßäÒL□Ää»ĐµJ□[d²Ùéxæ±^=ÑmÒ□æ□Ò/€□)kÄ›-^Ï¿éĐPÿ;Ï›~-.ïÿ‹□¿ù
»□jMù»T□¿»ädý»T.mnÒLùf ÿÿÿEÿÿÿ ÿÿÿEÿÿÿ ÿÿÿEÿÿÿ ÿÿÿÙĐäápß□}_ö›□□Ò¿Äxï×ä□Ò¿Ø5®¿»¿Ò=¿□à
Ð»TNÒ¿□àÒæyÏÄ?Ïÿÿÿ ÿ□M;}èØºç□□tÙä%äÄÙÒéŸŸŸ,□¿»ÒĐF□□Äù»?□¿»□ä'ä□ĐïF÷ù»□ï¿»à□èç<þïCĐVK
Z¿»¿ÒT'□þº»□ÄòúZÒò›B‰Ÿ
¿»□¶çäxyĐ□□BÄMJÏ®□Ÿù»□)^ò□"=ŸŸéŸŸïŽòĐ·º]~Þ÷~Ød(®í€‰Y.f‹éÑò¯][.ÙïïÏ±□¿»ÒĐF□□Äù»?□¿»□ä
ä□ĐïF•ù»□ï¿»à□èç<þïCĐVK Z¿»¿ÒT'□þº»□ÄòúZÒò›B‰Ÿ
¿»□¶çä□□ĐĐ□BÄMJÏ®©"¿»ĐØ%¿ÄfÒŸŸéŸŸ□□□}eïäç□KØï€äY.fàéÑÒÄ][.±ïïÏÙ□¿»¿ÒF□ÙÄÙ»T□¿»ää'äcĐ
ÏFþù»□□¿»àæèç<□ïCĐ=K Z¿»¿ÒT'□þº»□ÄñÙZÒò›B‰Ÿ
¿»□¶çäXŠĐĐ□BÄMJÏ!d"¿»ĐØ%¿ÄfÒŸŸéŸŸ□□□}eïäç□KØï€äY.fàéÑÒÄ][.±ïïÏÙ□¿»¿ÒF□ÙÄÙ»T□¿»ää'äcĐ
ÏFþù»□□¿»àæèç<□ïCĐ=K Z¿»¿ÒT'□þº»□ÄùúZÒò›B‰Ÿ
¿»□¶çäXßĐĐ□BÄMJÏ!Y"¿»ĐØ%¿ÄfÒŸŸéŸŸ□□□}eïäç□KØï€äY.fàéÑÒÄ][.±ïïÏÙ□¿»¿ÒF□ÙÄÙ»T□¿»ää'äcĐ
ÏFþù»□□¿»àæèç<□ïCĐ=K Z¿»¿ÒT'□þº»¿Òù›1Ò›^=Ÿ
¿»□¶çähFëT□RÆMJÏÄ¿äĐµ~Ø[dÏ…èxÒÒÒèØ…Ï†äjŽæ±ïïïªM□}¯Øäç(□®ïßÒY.R¿éÑ«Ò][□ïïï±ï□^Æ□Ï=,ï
ñ»?.mÖ¯LÏ¿□àñ»TM~ÙÙC¯f[Ï¿»äò»□q□~Ïw"6□ÄK Z¿»¿ÒT'□þº»¿Đ[□ÄäZM¥u-n¶Ñù
¿»□¶çäÙþ»□Ñ&ÞzJÏF$›F$Ä‹»Đ□¢»□MX¿ÈĐV
¿»□¶çäÙþ»□Ñ&ÞzJÏF$›F$Ä‹»Đ□¢»□MÒ¿ÈĐV
¿»□¶çäÙþ»□Ñ&ÞzJÏF$›F$Ä‹»Đ□¢»□M(¿ÈĐV
¿»□¶çäÙþ»□Ñ&ÞzJÏF$›F$Ä‹»Đ□¢»□M ¿ÈĐV
¿»□¶çäÙþ»□Ñ&ÞzJÏF$›F$Ä‹»Đ□¢»□.'ù‹ÏÄK Z¿»¿ÒT'□þº»¿Đ[□ÄÙ-mŸÑÙ
¿»□¶çäÙþ»□Ñ&ÞzJÏF$›F$Ä‹»Đ□¢»□MX¿ÈĐV
¿»□¶çäÙþ»□Ñ&ÞzJÏF$›F$Ä‹»Đ□¢»□MÒ¿ÈĐV
¿»□¶çäÙþ»□Ñ&ÞzJÏF$›F$Ä‹»Đ□¢»□M(¿ÈĐV
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□Ò'°ä-n¶Ñù›!ÒT'□Þ·f»çï□‹»àÒ□□ÏÇ‹»äñä□M~&ÏC"9dù»?]¿»¿ÒèçĐïCŸ¿»àÅ»□.(m.Ïw"f=ÄK
KÒnà»àrÈ»□□à»ÀÒPý»□ò¿»ĐĐÒ4.xeŸ»»à-□Y.È‹¿»¿Ò»□Zù»□Ä¿»Đ¡-¿×□ú»□Ï~ïï±ï¿Ç□BÒKÅ»»à-□Y.È‹¿
»¿Ò»□Zù»□!¿»ĐĐÒĐ»T-¿»äççï±ïþ{ø#Đ¿«
»»à-□Y.È‹¿»¿Ò»□Zù»□B¿»ĐÒÒ»□ò¿»ĐÒçïï±ï¿Ç□BÒKÅK KÒ^à»àbf)þ»TM¿»äwèØº÷
ZbRv¿Ùäïäã¯Ï-^ÒĐñ›M(~ ÿ‰Ò~Ò□¯þÏÄÒ°T M<›»ĐÙ›ñº□›Mæ¯ ÿÿÿEÿÿÿ"è)e®Ò-ÒTÏmèRbïï±ïïïÙï}èV
èĐYJRbç‰²^xufnï±ïïïÙïïÒ'.f¿ŸxÙ¯□¿ÈòÏÿÿÿ ÿÿÿÙĐdT ò›]□ÿò‹Ï¿»ĐÞÒ»»TM¿»äw-¿ääĐ»?MÒ?$ÿÿÿE
ÿÿÿà»ĐäÏäÑY¯›□^ÑÒ^Ø'bïïÙïïï±ïvMj×ŸĐÄ□MFA.þĐÒ^¿»Ò-¿»□ù»□ïè÷»T-¿»äÇÇÒàØ»□‰¿»àŠ
¿»ä÷»□äf¿»Ò0»□□Ò?øÈÿÿÿ ÿÿ¿□àĐĐµÑöŠK KÒ□à»ĐY¯-Đÿä□
¿□àØäŠT~"«□YTÈd¿ÙÒØàÒ□~□)ĐùßĐïWMAää¯□l¯»ÄÙÄÒä□¯M(¯»Ò_ÄÙÙÈÿÿÿ ÿÿßfŽRæ~mY¿ÒÙ¶nyæïïÙïï
Ï±Þ-2fæ□äx%vnĐeu□;æèïÙïïï±ï-%JMÒ›ÒÒĐøL¿ÙG…LBÆøÏÏÏ"ÏÏïÄĐèÑ¬ŠK
yFn¹¯.□fÙÿÿ€µ¿é¯□æñÄ~ÒT□.ïï±ïïïÙïïï¡{Ï¯□□ùŠyFn'¯^b0□¯ÿ]û›:Øï□àéwMAääï±ïïïÙïïï±¿ÇÙÞÒ
‹1ò
yFn'¯Ml›ÿÿÿ]û›:Øï□àéwMAääï±ïïïÙïïï±¿ÇÙïÄòšyFn'¯M‹›ÿÿÿ]û›:Øï□àéwMAääï±ïïïÙïïï±¿ÇÙïÄ
òšyFn'¯M□›ÿÿÿ]û›:Øï□àéwMAääï±ïïïÙïïï±¿ÇÙïÄñšyFn'¯Mæ›ÿÿÿ]û›:Øï□àéwMAääï±ïïïÙïïï±¿Çù
ïÄùšyFn'¯M¯Eÿÿÿ'Z□-&Ñ®]äéĐd®^%^□~MMR{äxæÒŸŸéŸŸŸ,ŸŸŸ‹ÇÙÙ›ĐÙÙĐòÙÙ›ÑÙÙĐùŠK K
yFn'¯^X&÷ùÿ ÿÿÿÈÿÿïÏ□~□%®]¿¶Đdï±m.æ÷ïïïÙïïïÄ□nWĐ□¿Ù8äf^ïæbï±ïïïÙïïï%²^xuf¿Ù□□□MÒä-^Ä
uĐd‹Ù¶n'w(ÏÙïïï±ïïïÙ¿ÇùµÒ¯»M¯ÿµ%ÒèÄŠK
□Ò'°ä-n¶Ñù›!ÒT'□Þgä9þÙòÏÿÿÿ ÿŸñ□□.m«ĐLÏ‹»àñä□M~&ÏC"9nÏ¿□ĐÒ»T.□~úC"6[ù»□*M□}¯Øäç(□®ïß
ÒY.R¿éÑ«Ò][□ŸK K yA%1Òè)Ñù»□r.]ÏÄ K K